SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report:  February 5, 2008

Date of earliest event reported:  February 1, 2008

ADCARE HEALTH SYSTEMS, INC.

(Exact Name of Registrant as specified in its Charter)

Ohio (State or Other Jurisdiction of Incorporation)	333-131542 (Commission file Number)

31-1332119

(IRS Employer Identification No.)

5057 Troy Road, Springfield, Ohio  45502-9032

(Address of principal executive offices)  (Zip code)

Registrant’s Telephone Number, Including Area Code

(937) 964-8974

Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c)).

Item 8.01.  Other Information.

On February 1, 2008, AdCare Health Systems, Inc. (the “Company”) engaged GCC Capital Group, LLC (“Galen”) and Prospect Financial Advisors, LLC (“Prospect”) for the purposes of providing certain investment banking and advisory services.  Among other services, Galen and Prospect will assist the Company in identifying, evaluating and securing alternative capital, financing and investment sources for the Company to fund its strategic business plan.  In addition, they will help in identifying acquisition and joint venture transactions to further the expansion plans of the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Date:  February 5, 2008

ADCARE HEALTH SYSTEMS, INC.

By: /s/David A. Tenwick

Name: David A. Tenwick

Title:  Chairman

Endnotes

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